EXHIBIT 32.4

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended March 31, 2006, I, Dwight Webb, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1)     the Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, fairly presents in all material respects, the financial condition and results of operations of Vita Equity, Inc.

                                                       By:     /s/ Dwight Webb

                                                       Name:    Dwight Webb
                                                       Title:      Chief  Executive  Officer,
                                                                    Chief  Financial Officer
                                                                     Director

                                                       Date:     May 19, 2006